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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 7, 2002

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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

                          --------------------------



          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure.

In the Company's Current Report on Form 8-K, dated November 7, 2002, which contained a presentation made at the Forrester Research Executive Strategy Forum, it was stated that on a worldwide basis, cardmembers have enrolled almost 10 million American Express cards in the Company's online account service, and that online enrollment represented almost 18% of the Company's global card base, including consumer, corporate and small business cardmembers. Upon further review of the underlying data, the Company now believes that the numbers reported should have been approximately 8 million cards enrolled in the online account service, representing approximately 15% of the Company's global card base. This change does not affect any other data that was cited in the presentation.




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                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)


                                       By:    /s/ Stephen P. Norman
                                              ---------------------
                                       Name:  Stephen P. Norman
                                       Title: Secretary




DATE: December 5, 2002